EXHIBIT 23.1







CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference and use of our report, dated January 9, 2004, appearing in the Annual Report on Form 10-K of Redwood Empire Bancorp for the year ended December 31, 2003, in Registration Statement No. 33-49372 on Form S-8 and Registration Statement No. 33-61750 on Form S-3 of Redwood Empire Bancorp.


                                        /s/ Crowe Chizek and Company LLC
                                        Crowe Chizek and Company LLC



South Bend, Indiana
March 25, 2004